UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

FORWARD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

_________________________

To The Shareholders of Forward Industries, Inc.:

We are pleased to invite you to attend the Special Meeting of the Shareholders of Forward Industries, Inc. (the “Special Meeting”) which will be held at 9:00 a.m. New York time on June 10, 2024, at the offices of Intelligent Product Solutions, Inc., located at 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788. At the Special Meeting, our shareholders will be asked:

1	To approve an amendment to our Restated Certificate of Incorporation to authorize a reverse stock split of our issued and outstanding shares of common stock at a ratio to be determined in the discretion of our Board of Directors within a range of one-for-three through one-for-10 (the “Reverse Split”).

2.	To approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.

Shareholders of record as of the close of business on April 15, 2024 are entitled to vote at the Special Meeting and any postponement or adjournment thereof. Please see pages 1-2 for additional information regarding attending the Special Meeting and how to vote your shares.

Your vote is important regardless of the number of shares you own. Please vote your shares of common stock by proxy over the Internet or by mail, or by telephone.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to join the Special Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

We appreciate your continued confidence in our Company and look forward to your joining us on June 10, 2024.

By Order of the Board of Directors

/s/ Terence Wise

Terence Wise

Chief Executive Officer

Dated: April • 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 10, 2024: This Proxy Statement is available free of charge at: https://www.proxyvote.com

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 8:30 a.m. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.

BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Special Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

(631) 547-3041

2024 SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Forward Industries, Inc., which we refer to as “Forward” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2024 Special Meeting of Shareholders to be held at 9:00 a.m. New York time on June 10, 2024 at 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788. The proxy materials relating to the Special Meeting are first being mailed to shareholders entitled to vote at the meeting on or about April • , 2024.

Who is Entitled to Vote?

Our Board has fixed the close of business on April 15, 2024, as the record date for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. On the record date, there were 10,061,185 shares of common stock outstanding. Each share of Forward common stock represents one vote that may be voted on each matter that may come before the Special Meeting. As of the record date, Forward had no outstanding preferred stock that has the right to vote at the Special Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Forward.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Special Meeting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the Special Meeting. We encourage you to vote your proxy by Internet, by phone or by mail prior to the meeting, even if you plan to attend the Special Meeting.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote in person. Attend and Vote at the Special Meeting.

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If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your voting instruction form.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).

4.	Vote in person. Obtain a valid proxy from the organization that holds your shares and attend and vote at the Special Meeting.

What Constitutes a Quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are present in person or represented by proxy. Shares owned by Forward are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes (because there are routine matters presented at the Special Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Forward is unable to obtain a Quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 1 and 2 are both considered routine.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions
Approval of an amendment to the Restated Certificate of Incorporation to effect a Reverse Stock Split	Majority of outstanding shares of common stock	Yes.	Same as a vote “Against”
Adjournment of the Special Meeting	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote	Yes.	Same as a vote “Against”

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What Are the Voting Procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of Forward, by delivering a proxy card dated after the date of the proxy or by voting during the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the Special Meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Forward. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held by such persons of record, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you submit a signed proxy card, the persons named as proxy holders, Mr. Terence Wise and Ms. Kathleen Weisberg, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Forward stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788 or (631) 547-3041.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

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Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Forward shareholders with any of the proposals brought before the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Special Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card. Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Special Meeting by 11:59 p.m. New York time on June 9, 2024.

The Board unanimously recommends that shareholders vote “For” Proposals 1 and 2.

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PROPOSAL 1. REVERSE SPLIT

Our Board has adopted and submitted for stockholder approval an amendment to our Restated Certificate of Incorporation (our “Certificate”) to authorize a Reverse Split of all outstanding shares of our common stock, if the Board deems that it is in our and our stockholders’ best interests, at a ratio to be determined by the Board in the range of one-for-three through one-for-10. Our Board will have the sole discretion to elect, as it determines what is to be in the best interests of the Company and our stockholders, whether or not to effect a Reverse Split, and if so, at which ratio within the approved range.

In February 2024, at the Company’s annual shareholders’ meeting, shareholders approved a proposal which gave the Board discretion to implement a reverse stock split in a range from one-for-two and one-for-three (the “February 2024 Approved Split”). Out of an abundance of caution, in consultation with its legal counsel and Nasdaq consultant, the Board believes that the range under the February 2024 Approved Split was not significant enough to alleviate the $1.00 per share Nasdaq minimum bid price requirement (described below) and may not be significant enough to cause the Nasdaq Hearing Panel to approve our compliance plan discussed below. If this Proposal 1 is approved and is implemented by the Board, the February 2024 Approved Split, which was not effected, will be voided by the Board.

Our Board believes that approval of a proposal granting this discretion to the Board, rather than approval of an immediate Reverse Split at a specified ratio, would provide the Board with maximum flexibility to react to current market conditions and other factors it deems appropriate and to therefore achieve the purposes of the Reverse Split, if implemented, which is to meet the requirements under our Nasdaq Compliance Plan.

Purpose of the Reverse Split

The Reverse Split has been proposed for approval at the Special Meeting to attempt to remediate the Company’s current non-compliance with Nasdaq’s minimum bid price requirement under Nasdaq Rule 5550(a)(2) (“Minimum Price Rule”). On July 31, 2023, Nasdaq notified the Company that the Company was not compliant with this requirement by failing to be above $1.00 per share for 30 consecutive trading days, and that it had until January 29, 2024 to regain compliance by having a closing bid price of at least $1.00 per share for 10 consecutive trading days.

On January 30, 2024, the Company received notice from Nasdaq that it had failed to regain compliance with the Minimum Price Rule. As a result, the Company’s securities are subject to delisting pending a hearing before an independent Nasdaq Hearings Panel (the “Panel”).

On February 22, 2024, the Company received notice from Nasdaq that the Company’s stockholders’ equity as reported in the Company’s Form 10-Q for the period ended December 31, 2023, did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000 (“SE Rule”). The stockholders’ equity of the Company was approximately $2,300,000 as of December 31, 2023.

The Company’s hearing before the Panel is scheduled for April 9, 2024. At the hearing, the Company will present a plan of action to meet compliance with both the Minimum Price Rule and the SE Rule (our “Compliance Plan”). We can provide no assurance that the Panel will approve of our Compliance Plan to regain compliance with both the Minimum Price Rule and the SE Rule. The Board will only effectuate a Reverse Split to the extent required to meet Nasdaq listing requirements and if the Panel approves of our Compliance Plan to maintain our listing.

To effect the Reverse Split, our Board would authorize our management to file a Certificate of Amendment to our Certificate with the Secretary of State of New York. If our Board elects to implement the approved Reverse Split within the range, the number of issued and outstanding shares of our common stock (as well as common stock underlying derivative securities such as options and warrants) would be reduced in accordance with the ratio for the selected Reverse Split. The par value of our common stock would remain unchanged, however the number of authorized and unissued shares of our common stock would increase as a result of the Reverse Split. If approved by our stockholders, our Board may nonetheless elect not to implement the Reverse Split at its sole discretion. The proposed form of amendment to our Certificate to implement the Reverse Split is attached to this Proxy Statement as Annex A.

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While the letters had no immediate impact on the listing of the Company’s common stock, which has continued to be listed and traded on The Nasdaq Capital Market, the Company is seeking stockholder approval of the Reverse Split to enable the Board to take action to attempt to enable the Company to regain compliance with the Minimum Price Rule and continue to be listed on The Nasdaq Capital Market. By including Board discretion to effect the Reverse Split within the range, the Company will be positioned to react to market conditions to increase the Company’s chances of achieving this goal and the Compliance plan.

The Board has determined that maintaining listing on Nasdaq is an important goal, as the Board believes that the listing of our common stock on a principal national securities exchange enhances the liquidity of the outstanding shares as well as the Company’s ability to raise capital, each of which is considered to be a benefit to the Company and its stockholders. Additionally, the Board believes that continued listing on Nasdaq enhances visibility and credibility to the investment community with respect to our common stock. If, on the other hand, our common stock were delisted from Nasdaq and we were unable to list our securities on an alternative national securities exchange, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQB or a lower-tiered quotation system operated by The OTC Markets Group. In such an event, investors may find it more difficult to sell shares of our common stock. The result could be a depressive effect on our stock price. In addition, if our common stock were delisted, it would become subject to SEC rules regarding “penny stocks,” which impose additional disclosure requirements on broker-dealers and further hindrances and expenses for investors seeking to sell the securities. For these reasons and others, delisting would likely adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business and an investment in us, as well as on our ability to raise capital as and when required.

While the Company hopes that approval of this Proposal 1 will, in part, enable it to regain compliance under the Compliance Plan, the Company intends to monitor the bid price of its common stock and assess its options for maintaining the listing of its common stock on The Nasdaq Capital Market.

For more information on the risks inherent in the Reverse Split, including with respect to the Nasdaq deficiency notice and potential for delisting, see below under the heading “Certain Risks Associated with the Reverse Split.” For additional information about the risks we and our investors face with respect to our common stock, business and other matters, see “Item 1A. - Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our common stock, we may be unable to regain compliance with the Nasdaq listing requirements or meet those of another national securities exchange.

We expect that if approved the Reverse Split will increase the market price of our common stock so that we will be able to regain compliance with Nasdaq’s Minimum Price Rule. However, the effect of the Reverse Split on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our common stock following the Reverse Split will not increase sufficiently for us to regain compliance with the Minimum Price Rule. Further, the Reverse Split may result in a lesser number of round lot holders (holders of at least 100 shares), which could also cause us to be noncompliant with another Nasdaq Rule requiring that we have at least 300 round lot holders. If we are unable meet the Minimum Price Rule or other requirements under Nasdaq Rules (including the SEC Rule), we may not be unable continue to have or common stock listed on Nasdaq, and may be unable to list our common stock on an alternative national securities exchange. This could have a material adverse effect on our liquidity and an investment in us, and impose additional hardships on investors seeking to sell our common stock.

Even if the Reverse Split results in the requisite increase in the market price of our common stock, there is no assurance that we will be able to continue to comply with the Minimum Price Rule.

Even if the Reverse Split results in the requisite increase in the market price of our common stock to be in compliance with the Minimum Price Rule, there can be no assurance that the market price of our common stock following the Reverse Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Split, the percentage decline may be greater than would occur in the absence of the Reverse Split. In any event, other factors unrelated to the number of shares of our common stock outstanding, such as negative financial or operational results, could adversely affect the market price of our common stock and jeopardize our ability to meet or continue to comply with the Minimum Price Rule.

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The Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be adversely affected by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not sufficiently increase as a result of the Reverse Split. In addition, the Reverse Split may decrease the number of stockholders who own round lots (less than 100 shares) of our common stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of our common stock resulting from the Reverse Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our common stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in our common stock, there can be no assurance that the Reverse Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our common stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our common stock may not necessarily improve following the Reverse Split.

Principal Effects of the Reverse Split

The Reverse Split, if implemented, will have the following principal effects:

•	the number of shares of our common stock held by individual stockholders will decrease based on the ratio, and the number of stockholders who own “round lots” of at least 100 shares of will decrease; and

•	the number of shares of common stock issuable upon exercise of outstanding stock options and warrants or conversion of outstanding convertible securities (if any) and the exercise price of such outstanding options and warrants and the conversion price of such outstanding convertible securities (if any), will be adjusted in accordance with their respective terms based on the ratio at which the Reverse Split is effected; and

•	the total number of outstanding shares of common stock shall be reduced by a factor based on the ratio of the Reverse Split.

The following table shows the number of shares of our common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After 1-for-3 Reverse Stock Split	Shares of Common Stock Outstanding After 1-for-10 Reverse Stock Split
10,061,185	3,353,728	1,061,185

If the Reverse Stock Split is between the two numbers in the table above, the number of outstanding shares will be proportionately reduced or increased, as applicable.

Shares of common stock after the Reverse Split will be fully paid and non-assessable. The amendment will not change any of the other terms of our common stock. Following the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

Because the authorized common stock will not be reduced at the same ratio as the Reverse Split ratio, the Reverse Split will have an overall effect of increasing the authorized but unissued shares of common stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

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Fractional Shares

No fractional shares will be issued as the result of the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Procedure for Implementing the Reverse Split

The Reverse Split would become effective upon the filing with the Secretary of State of New York a Certificate of Amendment to the Certificate of Incorporation as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”), as determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Additionally, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to the filing of the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interest of the Company and the stockholders to effect the Reverse Split. Beginning at the Effective Time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, used to identify our equity securities. Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names with the Transfer Agent. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Split. Stockholders who hold our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our common stock may hold some or all of their shares electronically in book-entry form with the Transfer Agent. These stockholders do not have stock certificates evidencing their common stock ownership. Such stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

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Exchange of Stock Certificates

We expect that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker) in connection with the Reverse Split. As soon as practicable after the filing of the Certificate of Amendment, registered holders of certificated pre-Reverse Split shares may be asked to surrender to the Transfer Agent certificates representing pre-Reverse Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new stock certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent.

For street name holders of pre-Reverse Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Time.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Certain Federal Income Tax Consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of common stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular stockholders in light of their specific circumstances or to certain types of stockholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

A stockholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our common stock for post-Reverse Split shares of our common stock in the Reverse Split. A stockholder’s aggregate tax basis in the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. A stockholder’s holding period for the post-Reverse Split shares of our common stock the stockholder receives in the Reverse Split will include the stockholder’s holding period for the pre-Reverse Split shares of our common stock the stockholder surrenders in exchange therefor. Stockholders who have different bases or holding periods for pre-Reverse Split shares of our common stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split common stock.

Anti-Takeover Effects of the Reverse Split

The effective increase in our authorized and unissued shares of common stock resulting from the Reverse Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split could make it more difficult to accomplish a merger or similar transaction, even if such transaction is beneficial to the stockholders. The Board might use the additional shares to resist or frustrate, by issuing additional shares of common stock, a third-party takeover effort favored by a majority of the independent stockholders that would provide an above-market premium. The Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

The Board recommends a vote “FOR” this Proposal 1.

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PROPOSAL 2. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Special Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The Board recommends a vote “FOR” this Proposal 2.

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OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

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FORWARD INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS – June 10, 2024 AT 9:00 A.M.

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com
Before the Meeting – Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. New York time on June 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Control ID:

Proxy ID:

Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 202___

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Terence Wise and Kathleen Weisberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of FORWARD INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholder(s) to be held at 9:00 a.m., New York time on June 10, 2024, at 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, and any adjournment or postponement thereof.

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This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” Proposal 1 and Proposal 2. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To approve an amendment to our Certificate of Incorporation, at the discretion of the board of directors, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-three (1:3) to one-for-ten (1:10).	FOR ☐ AGAINST ☐ ABSTAIN ☐

2. The approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the proposals presented for a vote at the Special Meeting.	FOR ☐ AGAINST ☐ ABSTAIN ☐

Control ID:

Proxy ID:

Password:

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Annex A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

FORWARD INDUSTRIES, INC.

Under Section 805 of the Business Corporation Law

FIRST: The current name of the corporation is: Forward Industries, Inc.

SECOND: The date of filing of the certificate of incorporation with the Department of State is: ___________________.

THIRD: The amendment effected by this certificate of amendment is as follows:

Paragraph THIRD of the Certificate of Incorporation relating to the number of shares of stock of the Company is amended to read in its entirety as follows:

The aggregate number of shares which the Corporation shall have authority to issue is forty four million (44,000,000), $.01 par value per share, of which four million (4,000,000) shall be designated as “preferred stock” and forty million (40,000,000) shall be designated “common stock”.

Authority is hereby expressly granted to the Board of Directors of the Corporation from time to time to issue the preferred stock as preferred stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, relative rights, preferences, and limitations of such series, to the full extent now or hereafter permitted by the laws of the State of New York.

As of the close of business on [DATE] (4:01 p.m. Eastern Daylight Time) (the “Reverse Split Date”), each [number] shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the “Old Common Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into [number] share of new common stock, par value $.01 per share (referred to in this paragraph as the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the ‘‘Old Certificates’’) will be entitled to receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the ‘‘New Certificate’’, whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. Any fraction of a share of Common Stock that would otherwise have resulted from the foregoing combination shall be rounded up to the nearest whole share of Common Stock.

If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.01 par value of each such share.

FOURTH: The certificate of amendment was authorized by:

The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

X
(Name of Signer)

(Title of Signer)

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